UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report:  May 21, 2010
(Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP. (f/k/a ORTHOLOGIC CORP.)
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 101, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On May 21, 2010, Capstone Therapeutics Corp. (formerly known as OrthoLogic Corp.) (the “Company”) amended the Rights Agreement dated as of June 19, 2007 (the “Rights Agreement”), by and between the Company and The Bank of New York as rights agent (the “Rights Agent”).  A description of the material terms of the amendment (the “First Amendment to Rights Agreement”) is set forth under Item 3.03 of this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Section 3 – Securities and Trading Markets

Item 3.03  Material Modification to Rights of Security Holders

First Amendment to Rights Agreement

As set forth under Item 1.01 of this Current Report on Form 8-K, on May 21, 2010, the Company and the Rights Agent entered into the First Amendment to Rights Agreement to extend the expiration date of the Rights Agreement from June 19, 2010, to June 19, 2011, and to reflect the change of the Company’s name from OrthoLogic Corp. to Capstone Therapeutics Corp.  No other changes were made to the Rights Agreement.  The Rights Agreement provides each holder of our Common Stock on or prior to the earliest of the Separation Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) to purchase one-one hundredth (1/100) of a share of our Series A Preferred Stock under certain circumstances.

The foregoing description does not purport to be a complete description of the rights and obligations under the Rights Agreement and is qualified in its entirety by reference to the First Amendment to Rights Agreement, attached as Exhibit 4.1 to this Form 8-K, as well as to the Rights Agreement, attached as Exhibit 4.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 25, 2007.

Put Rights

At our Annual Meeting of Stockholders on May 21, 2010, our stockholders approved an amendment to our Restated Certificate of Incorporation, which is reflected in Article 5A of the Certificate of Amendment of Restated Certificate of Incorporation attached as Exhibit 3.1 to this Form 8-K, to provide each record holder of our Common Stock as of June 30, 2011 with the right to require us, under certain circumstances, to purchase for cash all or a portion of the shares of Common Stock held by such holder at a formula-based price on or about July 31, 2011 (the “put right”). Unless terminated earlier, the put rights will become exercisable by holders of our Common Stock as of June 30, 2011.  We expect to facilitate the exercise of the put rights through the use of a tender offer, informing stockholders of the amount of cash that would be paid for each properly exercised put right and the process by which to exercise such put rights. The cash price to be paid to stockholders for each properly exercised put right would be based on a formula calculated by us as of June 30, 2011, which price is intended to approximate the per-share equivalent of 90% of our available cash as of June 30, 2011.  For further information about the put rights, see the description under “Proposal 2: Amendment to our Restated Certificate of Incorporation to provide a Put Right, to each holder of our Common Stock as of June 30, 2011” in our Proxy Statement filed with the Securities and Exchange Commission on April 4, 2010 (“Proxy Statement”), which description is incorporated in this Item 3.03 by this reference.

The foregoing description does not purport to be a complete description of the put rights and is qualified in its entirety by reference to Article 5A of the Certificate of Amendment of Restated Certificate of Incorporation, attached as Exhibit 3.1 to this Form 8-K.

Section 5  -  Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(d)  Appointment of Robert J. Spiegel, MD as a Class I Director

On May 21, 2010, our Board of Directors appointed Robert J. Spiegel, MD, to fill a vacancy on our Board of Directors as a Class I Director.  Dr. Spiegel’s  term will expire upon the election and qualification of his successor at the Company’s 2013 Annual Meeting of Stockholders.  Dr. Spiegel was recommended for service by our President, Randolph C. Steer, MD, Ph.D., and Dr. Spiegel has no arrangement or understanding with any person pursuant to which he was selected as a director.  Dr. Spiegel is an independent director as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules.  Effective with the appointment to the Board of Directors, on May 21, 2010, Dr. Spiegel was granted fully vested non-qualified stock options to purchase 50,000 shares of the Company’s Common Stock, with the exercise price of $0.82, equal to the closing market price of the Company’s Common Stock on the date of grant.

On May 24, 2010, we issued a press release announcing the appointment.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

(a)        Our Annual Meeting of Stockholders was held on May 21, 2010.
(b)        At the annual meeting, our stockholders elected our nominee for Class I Director, approved the amendment of our Restated Certificate of Incorporation to provide each holder of our Common Stock as of June 30, 2011 a “Put Right” and to change our name from OrthoLogic Corp. to Capstone Therapeutics Corp., and ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm.

The certified results of the matters voted upon at the meeting, which are more fully described in our Proxy Statement, are as follows:

Proposal 1: Proposal to Elect One Class I Director For Term Expiring in Year 2013

	Number of Shares
Director Name	For	Withheld	Broker Non-Votes

Fredric J. Feldman, Ph.D	22,271,302	2,025,995	7,912,833

Proposal 2: Approval of Amendment to our Restated Certificate of Incorporation to Provide a Put Right to Each Holder of our Common Stock as of June 30, 2011

Number of Shares
For	Against	Abstain	Broker Non-Votes
22,385,632	1,780,438	131,227	7,912,833

Proposal 3: Approval of Amendment to our Restated Certificate of Incorporation to Change our Name to Capstone Therapeutics Corp.

Number of Shares
For	Against	Abstain	Broker Non-Votes
30,131,674	1,907,486	170,970	7,912,833

Proposal 4: Proposal to Ratify the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2010.

Number of Shares
For	Against	Abstain	Broker Non-Votes
30,127,482	1,018,061	1,064,587	0

Section 8 – Other Events

Item 8.01   Other Events

On March 5, 2008, we announced that our Board of Directors had approved a stock repurchase program for up to five percent of our then outstanding shares.  The shares would be repurchased from time to time in open market transactions or privately negotiated transactions at management’s discretion, subject to market conditions and other factors.

In 2008, we repurchased and retired 1,131,622 shares of our Common Stock at a total cost of $1,041,000.  No additional shares were purchased in 2009 or in 2010 to date.

On May 21, 2010, our Board of Directors canceled the stock repurchase program.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation.

4.1	First Amendment to Rights Agreement, dated as of May 21, 2010, by and between Capstone Therapeutics Corp. and The Bank of New York.

99.1	Press Release dated May 24, 2010, announcing the appointment of Robert J. Spiegel, MD, to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2010	ORTHOLOGIC CORP.

/s/ John M. Holliman, III
John M. Holliman
Executive Chairman

OrthoLogic Corp.
Exhibit Index to Form 8-K

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation.

4.1	First Amendment to Rights Agreement, dated as of May 21, 2010, between Capstone Therapeutics Corp. and The Bank of New York.

99.1	Press Release dated May 24, 2010, announcing the appointment of Robert J. Spiegel, MD, to the Board of Directors.